Accrued Expenses and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Accrued Expenses and Other Liabilities [Abstract]
Schedule of accrued expenses and other liabilities
	As of December 31,
	2022	2021
Accrued expense (i)	$18,639,422	$7,710,337
Individual income tax payable (ii)	5,114,793	517,713
Payroll payable	9,184,865	18,363,373
Borrowing from a third party	489,796	235,383
Unpaid investment (iii)	-	1,510,455
Others	78,905	9,981
Total	$33,507,781	$28,347,242

(i)	As of December 31, 2022, accrued expenses mainly consisted of unpaid offering cost of $12.2 million and other accrued expenses.

(ii)	As of December 31, 2022, the Group settled the payroll payable accumulated from 2019 to 2022 which resulted in an increase in individual income tax payable.

(iii)

In 2016, Tianqi Group entered into an investment agreement with shareholders of Shanghai Chengshi Automobile Service Co., LTD (“Shanghai Chengshi”) to obtain 100% equity interest of Shanghai Chengshi with a total consideration of $1.4 million (RMB9 million). Pursuant to the agreement, Tianqi Group should (a)pay $0.2 million (RMB1 million) on the signing date of the agreement, (b)pay $1.2 million (RMB8 million) in six months after the completion of the alteration with the administrative department for industry and commerce in accordance with law within three working days.

Tianqi Group paid the first installment of $0.2 million to the shareholders of Shanghai Chengshi in 2016. Due to development strategic adjustment, Tianqi Group decided to terminate the investment. In 2018, the shareholders of Shanghai Chengshi sued Tianqi Group for the unpaid investment consideration of $1.2 million. According to the court verdict, Tianqi Group should pay the investment consideration of $1.2 million and accrued interest at the loan prime rate of People’s Bank of China. In 2022, the Group negotiated with the shareholders of Chengshi, the settlement amount was agreed as $1.2 million.

As of December 31, 2022, the Group repaid $1.2 million in full.